UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21724

AllianzGI International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	February 28, 2013

Date of reporting period:	February 28, 2013

Item 1. REPORT TO SHAREHOLDERS

February 28, 2013

AllianzGI International & Premium Strategy Fund
(formerly AGIC International & Premium Strategy Fund)

Contents

Letter to Shareholders	2-3

Fund Insights	4-5

Performance & Statistics	6

Schedule of Investments	7-11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Notes to Financial Statements	15-20

Financial Highlights	21

Report of Independent Registered Public Accounting Firm	22

Tax Information/Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures	23

Privacy Policy	24

Dividend Reinvestment Plan	25-26

Board of Trustees	27-28

Fund Officers	29

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report 1

Dear Shareholder:

Global stock markets neared multi-year highs during the twelve-month fiscal reporting period ended February 28, 2013. The period was marked by efforts in Europe to stabilize the euro zone, which helped to restore confidence. Although the European Union’s (“E.U.”) economic contraction, which began in the third quarter of 2011, continued, China showed signs of a rebound and in the US, strengthening indicators on housing, auto sales and private-sector job creation provided encouragement.

Twelve Months in Review through February 28, 2013

For the twelve-month fiscal reporting period ended February 28, 2013, AllianzGI International & Premium Strategy Fund (the “Fund”) returned 3.80% on net asset value (“NAV”) and 2.87% on market price.

The unmanaged MSCI EAFE Index, which is generally representative of stocks in developed countries outside the US, rose 9.84% in US dollar terms. The Standard & Poor’s 500 Index, an unmanaged index which is representative of the US stock market, increased 13.46% and the Barclays Credit Investment Grade Index returned 6.15% during the twelve- month reporting period.

The Fund is cyclically positioned, consequently, economic issues in Europe have caused realized earnings to fall below expectations. However, we expect the benefit of the Fund’s positioning to be realized due to the bottoming out of the European economy and reflation in Japan.

Hans W. Kertess Chairman

Brian S. Shlissel President & CEO

The deep sell-off in the market, beginning in 2008, affected cyclical stocks disproportionately given their higher betas. This has resulted in lower capital gains in the stocks held in the Fund. However, recent economic stability together with active currency devaluation has helped to mitigate capital losses and provide opportunities for potential capital gains.

The European Central Bank (“ECB”), under the leadership of President Mario Draghi, announced a massive bond-buying program. In unveiling the measure, Draghi indicated that the ECB would do “whatever it takes to preserve the euro.” The comments helped to lower borrowing costs for economically challenged nations such as Greece, and eased concerns that Greece or another nation may exit the euro zone.

The United Kingdom, which represented approximately 23.7% of Fund net assets at the end of the fiscal year, continued to struggle amid severe austerity measures. Reuters noted that the country “could already be in its third recession since 2008.” Stocks, which offered dividend yields approximately twice that of government debt, advanced.

Japanese equities, the largest country allocation at period end, performed well following the election of a new Prime Minister who was advocating

2  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

more vigorous growth-oriented policies. Japan’s benchmark index, the Nikkei 225, rose to its highest level since late 2008.

Positioned To Face Today’s Challenges

Despite the ECB’s determination to preserve the euro zone there is no denying the underlying severity of Europe’s economic problems. According to Eurostat, unemployment in the E.U. reached 11.9% in January 2013 and the International Monetary Fund has downgraded its outlook for the E.U. for 2013.

There is reason for encouragement in China, where the economy advanced at an annual pace of 7.9% during the last three months of 2012, an improvement from the 7.4% pace of the preceding three months. Exports are on the rise again, a sign of healthier demand in key export markets.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.us.allianzgi.com/ edelivery.

In the United States, federal spending reductions hampered economic growth during the fourth quarter of 2012, and new reductions which commenced in March 2013 may have similar effects. Despite this, we see positive signs for the US economy in 2013. The economy is expected to grow 2.50% to 2.75%, driven in large part by the strengthening housing market. Home prices are anticipated to appreciate 10% on a national basis, and the improving labor market is expected to drive wage gains beyond the drag created by the December 31, 2012 expiration of the 2% payroll tax holiday.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors U.S. LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report 3

AllianzGI International & Premium Strategy Fund Fund Insights

February 28, 2013 (unaudited)

For the period of March 1, 2012 through February 28, 2013, as provided by Kunal Ghosh, Portfolio Manager.

For the fiscal reporting period ended February 28, 2013, AllianzGI International & Premium Strategy Fund (the “Fund”) returned 3.80% on net asset value (“NAV”) and 2.87% on market price.

Market Environment

During the reporting period, non-US developed market equities moved higher due to stable corporate profits, increased global stimulus efforts and improving market fundamentals.

Stocks were turbulent in April and May 2012 as macroeconomic risks in Europe and slowing growth in China stalled the earlier global market rally. Investor optimism contracted as International Monetary Fund officials debated contingency plans on a potential Spanish sovereign bailout, while Greece moved closer to splitting from the euro. Economic indicators signified a rising risk of negative Gross Domestic Product (“GDP”) growth for the euro zone as manufacturing and services activity rapidly slowed. This trend began to reverse in June, as investors focused on central bank stimulus packages and the potential for economies to grow their way out of turmoil. This upward trajectory continued through the end of the calendar year 2012 and into 2013, with US election certainty and a fiscal cliff compromise aiding the global advance. Japan announced plans to weaken its currency in an effort to become more competitive, an initiative that was viewed favorably by market participants.

During the reporting period, there were notable return variances based upon perceived country stability. Switzerland, Australia, Sweden and Hong Kong were among the best benchmark index performers, while countries such as Italy, Spain, and Portugal lagged on a relative basis. Sector level performance was mixed, as Health Care, Financials and Consumer Staples were the top benchmark index performers, each posting double-digit

4  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund Fund Insights

February 28, 2013 (unaudited) (continued)

returns, while Energy, Utilities and Materials sectors declined during the reporting period.

Levels of implied volatility, as measured by the EURO STOXX 50 Volatility Index (the “Index”), were muted in comparison to recent years. The Index began the period at 23.9 and declined into March 2012 before rising sharply into June, coinciding with European macro fears and weaker than expected US economic statistics. After peaking just below 37 in June 2012, volatility retreated and continued to trend lower into 2013. In late February 2013, disappointing economic reports out of Europe and controversial Italian elections led to the negative shift in investor sentiment and a corresponding spike in equity market volatility.

Portfolio Specifics

In the International equity sleeve, stock selection lagged the MSCI EAFE Index during the reporting period. In particular, stock selections in the United Kingdom and France underperformed on a relative basis given our more conservative selections. In addition, a modest overweighting to Spain offset results, due in part to volatility in the country during the reporting period. Positive bottom-up stock selection in Australia was beneficial to performance during the reporting period, as was a moderate underweighting to Japan and a slight overweight allocation to Switzerland. From a sector perspective, an overweighting to Telecommunication Services stocks proved challenging as shares lagged the benchmark during the reporting period. Stockpicking in Financials and Consumer Staples also hindered performance. Conversely, bottom-up selections in Health Care enhanced returns, particularly due to exposure within biotechnology. Stock selection in the Energy sector also outpaced the benchmark for the reporting period.

Our strategic approach resulted in no international options being written during the reporting period.

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report 5

AllianzGI International & Premium Strategy Fund
Performance & Statistics

February 28, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	2.87%	3.80%
5 Year	(1.35)%	(1.44)%
Commencement of Operations (4/29/05) to 2/28/13	2.27%	3.17%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/29/05) to 2/28/13	Market Price	$10.07
	NAV	$10.73
	Discount to NAV	(6.15)%
	Market Price Yield(2)	2.34%
	Allocation of Investment by Country (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the portion of the annualized current quarterly dividend per share that is comprised of net investment income and net short-term capital gains, if any by the market price per share at February 28, 2013.

6  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund Schedule of Investments

February 28, 2013

Shares		Value
COMMON STOCK – 93.5%

Australia – 4.0%
55,687	BHP Billiton Ltd.	$2,084,819
189,217	Downer EDI Ltd. (b)	1,063,426
18,601	Newcrest Mining Ltd.	426,429
9,801	Rio Tinto Ltd.	666,999
		4,241,673
Belgium – 0.8%
27,391	Euronav NV (b)	139,465
25,259	Tessenderlo Chemie NV	739,880
		879,345
China – 5.2%
2,361,000	China Citic Bank Corp. Ltd., Class H	1,506,672
1,316,000	China Minsheng Banking Corp. Ltd., Class H	1,822,552
1,556,000	PetroChina Co., Ltd., Class H	2,132,531
465,000	Real Nutriceutical Group Ltd.	134,593
		5,596,348
Denmark – 0.7%
9,950	FLSmidth & Co. A/S	678,567
4,800	Vestas Wind Systems A/S (b)	34,233
		712,800
Finland – 0.6%
178,126	Nokia Oyj	647,286
France – 5.7%
19,616	Alstom S.A.	862,174
27,495	BNP Paribas S.A.	1,537,909
9,219	Electricite de France S.A.	173,952
118,394	France Telecom S.A.	1,141,904
14,943	Peugeot S.A. (b)	112,522
36,497	Total S.A.	1,822,137
22,107	Vivendi S.A.	463,727
		6,114,325
Germany – 4.9%
11,500	Aixtron SE N.A.	152,113
21,187	Daimler AG	1,258,531
15,459	Deutsche Boerse AG	956,619
38,991	E.ON SE	649,595
34,176	K&S AG	1,602,468
16,213	RWE AG	594,327
		5,213,653
Greece – 0.0%
29,019	National Bank of Greece S.A. (b)	36,998
Hong Kong – 2.5%
425,000	Cathay Pacific Airways Ltd.	794,477
159,500	Kerry Properties Ltd.	817,074
586,000	New World Development Co., Ltd.	1,070,902
		2,682,453

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report 7

AllianzGI International & Premium Strategy Fund Schedule of Investments

February 28, 2013 (continued)

Shares		Value
Ireland – 0.0%
48,618	Permanent TSB Group Holdings PLC (b)	$1,968
Italy – 2.3%
271,908	Enel SpA	981,371
66,956	Eni SpA	1,523,903
		2,505,274
Japan – 29.1%
109,000	Ajinomoto Co., Inc.	1,445,192
684,000	All Nippon Airways Co., Ltd.	1,401,705
20,400	Central Japan Railway Co.	1,982,458
88,500	Daiei, Inc. (b)	220,228
72,000	Daihatsu Motor Co., Ltd.	1,461,834
19,700	Daiichi Sankyo Co., Ltd.	352,338
29,500	Daikin Industries Ltd.	1,094,451
197,900	ITOCHU Corp.	2,283,508
133,000	Kawasaki Kisen Kaisha Ltd. (b)	298,493
11,900	KDDI Corp.	893,758
64,000	Kinden Corp.	424,991
34,000	Kirin Holdings Co., Ltd.	493,749
147,000	Mitsui OSK Lines Ltd.	514,187
27,300	Mitsumi Electric Co., Ltd. (b)	160,779
22,000	Nikon Corp.	494,253
1,300	Nintendo Co., Ltd.	125,759
48,700	Nippon Telegraph & Telephone Corp.	2,225,232
450,000	Nippon Yusen KK	1,129,412
1,537	NTT DoCoMo, Inc.	2,376,181
10,900	Oriental Land Co., Ltd.	1,609,314
62,200	Otsuka Holdings Co., Ltd.	1,992,483
81,900	Resona Holdings, Inc.	375,317
36,200	Sankyo Co., Ltd.	1,525,593
36,500	Shima Seiki Manufacturing Ltd.	781,401
545,900	Sojitz Corp.	836,173
87,500	Sumitomo Corp.	1,068,564
16,700	Sumitomo Mitsui Financial Group, Inc.	666,481
29,200	Tokai Rika Co., Ltd.	519,976
48,300	Toyota Motor Corp.	2,480,666
		31,234,476
Norway – 2.8%
63,200	Yara International ASA	3,013,323
Singapore – 0.8%
99,000	Singapore Airlines Ltd.	868,706
Spain – 6.0%
5,517	ACS Actividades de Construccion y Servicios S.A.	130,884
260,361	Banco Santander S.A.	1,971,415
162,409	Iberdrola S.A.	801,402
226,669	Mapfre S.A.	735,412
216,087	Telefonica S.A.	2,820,443
		6,459,556

8  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund Schedule of Investments

February 28, 2013 (continued)

Shares		Value
Sweden – 1.7%
95,400	Nordea Bank AB	$1,100,567
20,850	Oriflame Cosmetics S.A. SDR	719,847
		1,820,414
Switzerland – 2.7%
101,818	ABB Ltd.	2,316,414
6,148	Nestle S.A.	429,195
331	Zurich Insurance Group AG (b)	90,371
		2,835,980
United Kingdom – 23.7%
17,062	Alent PLC (b)	96,547
32,097	Anglo American PLC	930,067
56,269	BAE Systems PLC	302,287
98,123	Barclays PLC	455,283
67,080	BHP Billiton PLC	2,116,767
302,677	BP PLC	2,029,609
12,796	GlaxoSmithKline PLC	281,982
53,500	ICAP PLC	269,299
26,250	Imperial Tobacco Group PLC	950,219
625,260	Old Mutual PLC	1,913,683
22,080	Rio Tinto PLC	1,180,669
13,344	Royal Bank of Scotland Group PLC (b)	65,366
76,148	Royal Dutch Shell PLC, Class A	2,501,048
64,079	Royal Dutch Shell PLC, Class B	2,156,305
265,208	Stagecoach Group PLC	1,195,238
73,357	Standard Chartered PLC	1,991,246
213,520	Standard Life PLC	1,137,894
17,062	Vesuvius PLC	98,349
1,536,950	Vodafone Group PLC	3,854,970
462,495	WM Morrison Supermarkets PLC	1,818,423
		25,345,251
Total Common Stock (cost-$184,905,836)		100,209,829

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report 9

AllianzGI International & Premium Strategy Fund Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)				Value

Repurchase Agreements – 6.5%
$6,979	State Street Bank & Trust Co., dated 2/28/13, 0.01%, due 3/1/13, proceeds $6,979,002; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $7,121,056 including accrued interest (cost-$6,979,000)			$6,979,000
Total Investments (cost-$191,884,836) (a) – 100.0%				107,188,829
Other assets less liabilities – 0.0%				19,938
Net Assets – 100.0%				$107,208,767

Notes to Schedule of Investments:
(a)

Securities with an aggregate value of $99,971,849, representing 93.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)	Non-income producing.
(c)	Fair Value Measurement:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/13
Investments in Securities – Assets
Common Stock:
Belgium	$139,465	$739,880	–	$879,345
Ireland	1,968	–	–	1,968
United Kingdom	96,547	25,248,704	–	25,345,251
All Other	–	73,983,265	–	73,983,265
Repurchase Agreements	–	6,979,000	–	6,979,000
Totals	$237,980	$106,950,849	–	$107,188,829

At February 28, 2013, a security valued at $2,084,819 was transferred from Level 1 to Level 2. This change was the result of a security trading outside the U.S. whose value was not adjusted by the application of a modeling tool at February 29, 2012, which was applied on February 28, 2013. A security valued at $139,465 was transferred from Level 2 to 1. This change was the result of a security trading outside the U.S. whose value was adjusted by the application of a modeling tool at February 29, 2012, which was not applied on February 28, 2013.

Glossary: SDR - Swedish Depository Receipt

10  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund Schedule of Investments

February 28, 2013 (continued)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of February 28, 2013 were as follows:

Oil, Gas & Consumable Fuels	11.4%
Commercial Banks	10.6
Metals & Mining	7.0
Wireless Telecommunication Services	6.6
Diversified Telecommunication Services	6.2
Chemicals	5.1
Automobiles	5.0
Trading Companies & Distributors	3.9
Insurance	3.7
Electrical Equipment	3.0
Road & Rail	2.9
Airlines	2.8
Pharmaceuticals	2.5
Leisure Equipment & Products	1.9
Electric Utilities	1.9
Marine	1.9
Real Estate Management & Development	1.8
Food Products	1.7
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.5
Multi-Utilities	1.2
Construction & Engineering	1.2
Building Products	1.0
Commercial Services & Supplies	1.0
Diversified Financial Services	0.9
Tobacco	0.9
Machinery	0.8
Personal Products	0.8
Communications Equipment	0.6
Auto Components	0.5
Beverages	0.5
Aerospace & Defense	0.3
Capital Markets	0.2
Multiline Retail	0.2
Electronic Equipment, Instruments & Components	0.1
Semiconductors & Semiconductor Equipment	0.1
Software	0.1
Repurchase Agreements	6.5
100.0%

See accompanying Notes to Financial Statements 2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  11

AllianzGI International & Premium Strategy Fund
Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (cost-$191,884,836)	$107,188,829
Cash	1,283
Dividends and interest receivable (net of foreign taxes)	126,944
Tax reclaims receivable	84,088
Prepaid expenses	2,450
Total Assets	107,403,594

Liabilities:
Investment management fees payable	78,941
Accrued expenses	115,886
Total Liabilities	194,827
Net Assets	$107,208,767

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 9,991,367 shares issued and outstanding)	$100
Paid-in-capital in excess of par	192,204,633
Dividends in excess of net investment income	(171,676)
Accumulated net realized loss	(123,257)
Net unrealized depreciation	(84,701,033)
Net Assets	$107,208,767
Net Asset Value Per Share	$10.73

12  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13 | See accompanying Notes to Financial Statements.

AllianzGI International & Premium Strategy Fund
Statement of Operations

Year ended February 28, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $371,322)	$4,183,372
Interest	108
Total Investment Income	4,183,480

Expenses:
Investment management	1,046,011
Custodian and accounting agent	155,657
Audit and tax services	73,596
Shareholder communications	57,898
Transfer agent	31,716
New York Stock Exchange listing	21,250
Trustees	7,343
Legal	7,151
Insurance	5,832
Miscellaneous	4,469
Total Expenses	1,410,923
Less: investment management fees waived	(34,678)
custody credits earned on cash balances	(14)
Net Expenses	1,376,231

Net Investment Income	2,807,249

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,038,785
Foreign currency transactions	(211,975)
Net change in unrealized appreciation/depreciation of:
Investments	(190,616)
Foreign currency transactions	(3,961)
Net realized and change in unrealized gain	632,233
Net Increase in Net Assets Resulting from Investment Operations	$3,439,482

See accompanying Notes to Financial Statements. | 2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  13

AllianzGI International & Premium Strategy Fund
Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Investment Operations:
Net investment income	$2,807,249	$3,798,574
Net realized gain (loss)	826,810	(155,397)
Net change in unrealized appreciation/depreciation	(194,577)	(16,615,640)
Net increase (decrease) in net assets resulting from investment operations	3,439,482	(12,972,463)

Dividends and Distributions to Shareholders from:
Net investment income	(2,908,409)	(3,760,477)
Net realized gains	–	(629,469)
Return of capital	(10,570,947)	(11,553,487)
Total dividends and distributions to shareholders	(13,479,356)	(15,943,433)

Common Share Transactions:
Reinvestment of dividends and distributions	111,371	419,738
Total decrease in net assets	(9,928,503)	(28,496,158)

Net Assets:
Beginning of year	117,137,270	145,633,428
End of year*	$107,208,767	$117,137,270
*Including dividends in excess of net investment income of:	$(171,676)	$–

Shares issued in reinvestment of dividends and distributions	11,229	30,977

14  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13 | See accompanying Notes to Financial Statements.

AllianzGI International & Premium Strategy Fund
Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies

AllianzGI International & Premium Strategy Fund (the “Fund”), formerly AGIC International & Premium Strategy Fund, was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (the “Sub-Adviser”), formerly Allianz Global Investors Capital LLC serve as the Fund’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Sub-Adviser name change occurred on January 1, 2013 in connection with several corporate reorganization transactions within the Allianz Global Investors U.S. business. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Under normal market conditions the Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund also employs a strategy of writing (selling) call options on stocks held in the international equity portfolio and on equity indexes in an attempt to generate gains from option premiums. The extent of the Fund’s use of the option strategy will vary depending on market conditions and other factors, and the Fund may determine from to write call options on only a portion, or none, of the stocks in its international equity portfolio. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  15

AllianzGI International & Premium Strategy Fund
Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies (continued)

the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the Fund’s financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

16  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund
Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies (continued)

Option Contracts — Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the year ended February 28, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, become aware of such dividends.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Fund’s financial statements at February 28, 2013. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  17

AllianzGI International & Premium Strategy Fund
Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies (continued)

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated securities pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances

The Fund may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency and credit risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the

18  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund
Notes to Financial Statements

February 28, 2013

2. Principal Risks (continued)

Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no option transactions during the year ended February 28, 2013.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has voluntarily agreed to waive a portion of its fee at an annual rate of 0.05% of the Fund’s average daily total managed assets for the period from July 1, 2012 through June 30, 2013.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  19

AllianzGI International & Premium Strategy Fund
Notes to Financial Statements

February 28, 2013

5. Investments in Securities

For the year ended February 28, 2013, purchases and sales of investments, other than short-term securities were $19,876,418 and $36,303,605, respectively.

6. Transfer Agent Change

American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Fund’s transfer agent effective September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

7. Income Tax Information

The tax character of dividends paid was:

	Year ended February 28, 2013	Year ended February 29, 2012
Ordinary Income	$2,829,349	$4,104,560
Return of Capital	10,570,947	11,553,487
Long-Term Capital Gain	79,060	285,386

In accordance with U.S. Treasury regulations, the Fund elected to defer Post-October ordinary losses of $164,653 arising after October 31, 2012.

For the year ended February 28, 2013, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions and reclassification of distributions. These adjustments were to increase dividends in excess of net investment income and decrease accumulated net realized loss by $70,516.

The cost basis of portfolio securities for federal income tax purposes is $192,015,116. Gross unrealized appreciation is $193,278; gross unrealized depreciation is $85,019,565; and net unrealized depreciation is $84,826,287. The difference between book and tax cost basis is primarily attributable to wash sale loss deferrals and differing treatment of securities classified as Passive Foreign Investment Companies.

8. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 8, 2013, a dividend of $0.275 per share was declared to shareholders payable March 28, 2013 to shareholders of record on March 18, 2013.

There were no other subsequent events that require recognition or disclosure.

20  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund Financial Highlights

For a share outstanding throughout each year:

	Year ended,
	February 28, 2013		February 29, 2012	February 28, 2011		February 28, 2010		February 28, 2009

Net asset value, beginning of year	$11.74		$14.64	$14.26		$11.23		$21.75
Investment Operations:
Net investment income	0.28		0.38	0.26		0.31		0.48
Net realized and change in unrealized gain (loss)	0.06		(1.68)	1.84		4.56		(8.93)
Total from investment operations	0.34		(1.30)	2.10		4.87		(8.45)
Dividends and Distributions to Shareholders from:
Net investment income	(0.29)		(0.38)	(0.36)		(0.31)		(0.46)
Net realized gains	—		(0.06)	(0.11)		(0.62)		(1.61)
Return of capital	(1.06)		(1.16)	(1.25)		(0.91)		—
Total dividends and distributions to shareholders	(1.35)		(1.60)	(1.72)		(1.84)		(2.07)
Net asset value, end of year	$10.73		$11.74	$14.64		$14.26		$11.23
Market price, end of year	$10.07		$11.14	$14.61		$14.89		$9.48
Total Investment Return (1)	2.87%		(12.75)%	10.91%		80.96%		(48.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$107,209		$117,137	$145,633		$140,359		$109,823
Ratio of expenses to average net assets	1.32	%(2)(3)	1.32%	1.27	%(2)	1.32	%(2)	1.32	%(2)
Ratio of net investment income to average net assets	2.68	%(3)	3.07%	1.84%		2.11%		2.70%
Portfolio turnover rate	19%		17%	47%		36%		152%

(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends, distributions, and return of capital, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(h) in Notes to Financial Statements).
(3)	The Investment Manager waived a portion of its investment management fee. The effect of such waiver was 0.03%.

See accompanying Notes to Financial Statements. | 2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  21

AllianzGI International & Premium Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
AllianzGI International & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI International & Premium Strategy Fund (formerly AGIC International & Premium Strategy Fund) (the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2013

22  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund
Tax Information/Annual Shareholder Meeting Results/
Proxy Voting Policies & Procedures (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders as to the federal tax status of dividends and distributions received by shareholders during such tax year.

During the year ended February 28, 2013, the Fund distributed 15% Long-Term capital gain in the amount of $79,060.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 0.00% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Foreign Tax Credit:

The Fund has elected to pass-through the credit for the taxes paid to foreign countries. The gross foreign income dividend and foreign tax per share paid during the fiscal year ended February 28, 2013 is $0.456038 and $0.037179, respectively.

Shareholders are advised to consult their tax advisor to determine how this information may apply to their particular tax situation.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended February 28, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 19, 2012. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the 2015-2016 fiscal year Annual Meeting	6,558,242	283,513

Re-election of William B. Ogden, IV – Class I to serve until the 2015-2016 fiscal year Annual Meeting	6,562,128	279,627

The other members of the Board of Trustees at the time of the meeting Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney† and Alan Rappaport, continued to serve as Trustees.

†  Interested Trustee

Proxy Voting Policies & Procedures

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  23

AllianzGI International & Premium Strategy Fund Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

24  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund
Dividend Reinvestment Plan (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each distribution by the Fund, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  25

AllianzGI International & Premium Strategy Fund
Dividend Reinvestment Plan (unaudited) (continued)

behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

26  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with Fund, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2007

Trustee since: 2005

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015 – 2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors

TF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth:1945

Trustee since: 2009

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013 – 2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual

Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015 – 2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  27

AllianzGI International & Premium Strategy Fund Board of Trustees (unaudited) (continued)

Name, Year of Birth, Position(s) Held with Fund, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014 – 2015 fiscal year.

Trustee/Director of 84 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board and Managing Director of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†

Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Fund’s Investment Manager and various affiliated entities.

28  AllianzGI International & Premium Strategy Fund Annual Report | 2.28.13

AllianzGI International & Premium Strategy Fund Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2005

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2005

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2005

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2005	Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

2.28.13 | AllianzGI International & Premium Strategy Fund Annual Report  29

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors U.S. LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Custodian & Accounting Agent

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.us.allianzgi.com/closedendfunds.

Information on the Fund is available at www.us.allianzgi.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.us.allianzgi.com/edelivery.

AGI-2013-03-04-6039

Allianz Global Investors Distributors LLC	AZ604AR_022813

ITEM 2. CODE OF ETHICS

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies- Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH here to.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)             Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,750 in 2012 and $55,000 in 2013.

b)             Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $13,820 in 2012 and $14,300 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI International & Premium Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)         The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)         Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)         Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)   (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $3,134,149 and the 2013 Reporting Period was $4,085,062.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Deborah A. DeCortis and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)         The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI INTERNATIONAL & PREMIUM STRATEGY FUND

(the “trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AGI U.S.”)

Description of Proxy Voting Policy and Procedures

AGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, AGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI U.S. has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients.  The Proxy Guidelines reflect AGI U.S.’s general voting positions on specific corporate governance issues and corporate actions.  AGI U.S. has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process.  In certain circumstances, a client may request in writing that AGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines.  In that case, AGI U.S. will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI U.S. will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.  Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting.  However, because AGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI U.S. may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee.  The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest.  AGI U.S. may have conflicts of interest that can affect how it votes its client’s proxies.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI U.S.’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI U.S. and its clients and to resolve such issues.  Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI U.S.’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Upon receipt of a client’s written request, AGI U.S. may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  In addition, AGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate,  the timing of receipt of information, or where circumstances beyond its control prevent it from voting.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI U.S. will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace.  If the participating client requests, AGI U.S. will use reasonable efforts to notify the client of proxy measures that AGI U.S. deems material.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of May 2, 2013, the following individuals at Allianz Global Investors U.S. LLC (“Allianz Global Investors” or “AGI U.S.”) constitute the team that has primary responsibility for the day-to-day implementation of the AllianzGI International & Premium Strategy Fund (“NAI” or the “Fund”):

Steven Tael, Ph.D., CFA

Portfolio Manager, since 2006

Mr. Tael, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2005.  He has portfolio-management and research responsibilities with the Systematic team. Mr. Tael has17 years of investment-industry experience and previously worked at Mellon Capital Management Corporation, Affinicorp USA and Bank of America. He has a B.S. and an M.A. from the University of California at Santa Barbara, and a Ph.D. in applied mathematics and statistics from SUNY at Stony Brook.

Kunal Ghosh

Portfolio Manager, since 2006

Mr. Ghosh is a portfolio manager and director with Allianz Global Investors, which he joined in 2006. He is head of the Systematic team and has more than 10 years of investment-industry experience. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, where he built and implemented models for portfolio management. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from

Cornell University.

Michael E. Yee

Portfolio Manager, since 2008

Mr. Yee is a portfolio manager and director with Allianz Global Investors, which he joined in 1995. He has portfolio-management and research responsibilities for the Income and Growth Strategies team; prior to that, he was an analyst for the Global and Systematic team. Mr. Yee has more than 19 years of investment-industry experience. He was previously a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of February 28, 2013 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Steven Tael, PhD, CFA	5	$352	9	$279	3	$557	*
Kunal Ghosh	5	$352	9	$279	3	$557	*
Michael E. Yee	8	$5,707	12	$1,685	7	$6,069	**

*Of these “Other Pooled Investment Vehicles,” one account totaling $71 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these “Other Pooled Investment Vehicles,” two accounts totaling $237 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Allianz Global Investors believes are faced by investment professional’s at most major financial firms.

Allianz Global Investors has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                 The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When Allianz Global Investors considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Allianz Global Investors’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Allianz Global Investors considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. Allianz Global Investors attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one Allianz Global Investors account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, Allianz Global Investors may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. Allianz Global Investors has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. Allianz Global Investors maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide Allianz Global Investors with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Allianz Global Investors has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz Global Investors’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of Allianz Global Investors will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of February 28, 2013 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Investment professional compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive program is designed to align compensation of key staff, managers, and executives with client success and longer-term company performance. Long-term incentive awards are granted annually under two plans. The first plan, the Allianz Global Investors Deferral Into Funds (“DIF”) allows participants to invest their award grant in Allianz Global Investor funds. The second plan, the Allianz Global Investors Long-Term Cash Bonus Plan (“LTIPA”) provides participants the opportunity to earn award appreciation as determined by the earnings growth of Allianz Global Investors globally over a three-year period. Awards for both the DIF plan and LTIPA plan have a three-year vesting schedule and are paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2013.

AllianzGI International & Premium Strategy Fund

PM Ownership
Steven Tael	$1 - $10,000
Kunal Ghosh	$1 - $10,000
Michael Yee	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES-

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)   The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)   There were no significant changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)  Exhibit 99.CODE ETH - Code of Ethics

(a) (2)  Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AllianzGI International & Premium Strategy Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date :	May 2, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date :	May 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date :	May 2, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date :	May 2, 2013